Exhibit 13.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Thilo Kusch, certify that the Form 20-F/A fully complies with the requirements of Section 13(a) or Section 15(d) of the U.S. Securities Exchange Act of 1934 and that information contained in the Form 20-F/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 15, 2010
	By:	/s/ Thilo Kusch
	Name:	Thilo Kusch
	Title:	Chief Financial Officer